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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 25, 2003

                             Warrantech Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  0-13084                  13-3178732
------------------------------ -----------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number) (IRS Employer
      of Incorporation)                                   Identification No.)

 2220 Highway 121, Suite 100, Bedford, Texas            76021
--------------------------------------------   --------------------------
(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  800-544-9510


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ITEM 7. Financial Exhibits, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Press Release of Warrantech Corporation dated June 25, 2003.

ITEM 9.  Regulation FD Disclosure.

     Information required by Item 12 is being provided under this Item 9 pursuant to the Securities and Exchange Commission's (the "SEC") interim filing guidance set forth in Release Nos. 33-8216 and 34-47583.

     On June 25, 2003, Warrantech Corporation (the "Company") issued a press release announcing its financial results for its fiscal year ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be `filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 12. Results of Operations and Financial Condition.

         See Item 9 above.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WARRANTECH CORPORATION
                                      ----------------------------------
                                                 (Registrant)

Date:  June 25, 2003                  By:  /s/ Richard F. Gavino
                                         --------------------------------
                                           Richard F. Gavino
                                           Executive Vice President and
                                           Chief Financial Officer



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
                                  EXHIBIT INDEX

-------------------- ----------------------------------------------------------------- --------
     Exhibit #                                 Description                              Page #
-------------------- ----------------------------------------------------------------- --------
       99.1            Press Release of Warrantech Corporation dated June 25, 2003.       4
-------------------- ----------------------------------------------------------------- --------



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